Emergent BioSolutions Announces Organizational Changes as part of Sharpened Strategic Focus Announces Preliminary 2022 Financial Results GAITHERSBURG, Md., January 9, 2023 – Emergent BioSolutions (NYSE: EBS) today announced a sharpened strategic focus on protecting and enhancing life through its core businesses, consisting of medical countermeasures (MCM) and commercial products including NARCAN® Nasal Spray, as well as contract development and manufacturing (CDMO) services. Strategic developments include: • The appointment of Paul Williams, Emergent’s current SVP government/MCM business, as Senior Vice President, Products Business to lead the company’s MCM and commercial products business, including NARCAN® Nasal Spray. Paul will report directly to Robert G. Kramer, President and Chief Executive Officer. • Newly created Science and Development (S&D) function that unites research, product development, and clinical teams. The S&D function will be led by Kelly Warfield, SVP Science and Development, and reporting to Adam Havey, Chief Operating Officer. The realigned S&D team will focus on programs that support our life cycle plans for our licensed products while growing the products and services businesses over the long term. • Elimination of 132 roles related to the S&D consolidation and other organizational changes representing approximately 5% of the current corporate workforce. • Due to the realignment of these functions and the sharper focus on our core businesses, the following changes to the executive management team: o Departure of Atul Saran, EVP and Chief Strategy and Development Officer, effective March 17. Strategy and Development teams will report to Stephanie Duatschek, Chief Strategy and Transformation Officer. o Departure of Katy Strei, EVP and Chief Human Resource Officer, effective March 17. Michelle Pepin is being promoted to Senior Vice President and Chief Human Resource Officer, effective immediately. These actions, in combination with other cost reduction initiatives, are expected to result in annualized savings of over $60 million when fully implemented. The costs associated with these actions are estimated to be approximately $9 million - $11 million and are expected to be incurred in the first quarter of 2023. “Emergent is undertaking these actions to strengthen our business, reduce costs and return to sustainable, long-term growth,” said Emergent President and CEO Robert G. Kramer. “Sharpening our focus on our core products and services will also allow Emergent to have the most impact for the most patients, stay true to our mission to protect and enhance life and ensure that Emergent continues to be a vital contributor to public health well into the future.” Mr. Kramer continued, “While decisions like this are never easy, I’d like to thank those affected for their dedication and service to Emergent, our customers and our patients. Their contributions have helped position us as a leader in public health and emergency response, and we will provide resources to help our colleagues successfully transition to new opportunities. Additionally, I would personally like to acknowledge and thank Katy and Atul for their exemplary leadership and many contributions to Emergent and wish them well in the future.” Emergent’s product portfolio consists of an array of medical countermeasures and commercial products including but not limited to anthrax and smallpox vaccines and therapeutics, as well as NARCAN Nasal Spray for which the company has announced FDA acceptance and priority review of its application to move to over-the-counter status. The focus on medical countermeasures leverages Emergent’s long- standing relationship as a reliable partner to the U.S. and allied governments helping protect against and respond to public health threats. Emergent will also continue to offer contract development and manufacturing services across its network of sites in the U.S. and Canada with an unrelenting focus on quality and compliance. Given these significant strategic changes, the company will provide its initial financial outlook for 2023 when it reports financial results for the fourth quarter and full year of 2022 in late February 2023. PRELIMINARY 2022 FINANCIAL RESULTS (Unaudited) The company is providing the following selected preliminary, unaudited financial results for full-year 2022. (in millions) PRELIMINARY 2022 RESULTS (January 9, 2023) PRIOR 2022 GUIDANCE (November 8, 2022) Total Revenues $1,100-$1,120 $1,050-$1,100 Net Income (Loss) $(210)-$(190) $(217) - $(189) Adjusted EBITDA(1) $20-$40 $0-$30 Adjusted Net Income (Loss)(1) $(90)-$(70) $(100)-$(70) (1) Represents a non-GAAP financial measure. See “Reconciliation of Non-GAAP Measures” for a definition of terms and applicable reconciliation tables. Revenue Metrics Total revenues for 2022 are expected to be in the range of $1,100 million to $1,120 million, a decrease at the midpoint of $683 million or 38% as compared to 2021. Profitability Metrics The company anticipates Adjusted EBITDA of $20 million to $40 million, a decrease at the midpoint of $487.6 million or 94% as compared to 2021. The company anticipates Adjusted Net Loss of $(90) million to $(70) million, compared to 2021 Adjusted Net Income of $325.7 million. Note: The preliminary 2022 financial results are unaudited, subject to revision, and anticipated to be finalized by late February 2023. The company is in the process of finalizing its goodwill and long-lived asset impairment assessments for 2022 as well as any corresponding income tax impact. Any potential impairment has not been incorporated in these preliminary 2022 financial results. The company's final audited financial results could differ materially from these selected preliminary results. 2023 FINANCIAL OUTLOOK The company will provide its initial financial outlook for 2023 when it reports financial results for the fourth quarter and full year of 2022 in late February 2023. RECONCILIATION OF NON-GAAP MEASURES (unaudited) This press release contains financial measures (Adjusted Net Income (Loss) and Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)) that are considered “non-GAAP” financial measures under applicable Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with generally accepted accounting principles. The company’s definition of these non-GAAP financial measures may differ from similarly titled measures used by others. Adjusted net income (loss) adjusts for specific items that can be highly variable or difficult to predict or reflect the non-cash impact of charges. All adjustments are tax effected utilizing the effective tax rate. Adjusted EBITDA reflects net income (loss) excluding the impact of depreciation, amortization, interest expense and income taxes, excluding specific items that can be highly variable and the non-cash impact of certain accounting adjustments. The company views these non-GAAP financial measures as a means to facilitate management’s financial and operational decision-making, including evaluation of the company’s historical operating results and comparison to competitors’ operating results. These non- GAAP financial measures reflect an additional way of viewing aspects of the company’s operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure, may provide a more complete understanding of factors and trends affecting the company’s business. The determination of the amounts that are excluded from these non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the company’s reported results of operations, management strongly encourages investors to review the company’s consolidated financial statements and publicly filed reports in their entirety. This press release references changes in Total Revenues, Adjusted EBITDA and Adjusted Net Income (Loss) from the company’s full year 2021 performance to the mid-point of the estimated full year 2022 performance. The company believes these metrics are an important part of assessing performance on a year over year basis. These changes are expressed in dollars only. A reconciliation of the calculation of these changes is included below.

Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss) (Unaudited) Twelve Months Ended December 31, Source (in millions) 2022 (Estimated) 2021 (Actual) Net income (loss) $(210.0)-$(190.0) $230.9 Adjustments: + Non-cash amortization charges 64.0 62.7 Intangible Asset (IA) Amortization, Other Income + Purchase accounting inventory step up 54.0 - Product COGS + Changes in fair value of contingent consideration 3.0 2.9 Product COGS + Impairments - 41.7 Goodwill Impairment + Acquisition-related costs (transaction & integration) 2.0 0.9 SG&A + Tax effect (3.0) (13.4) Total adjustments $120.0 $94.8 Adjusted net income $(90.0)-$(70.0) $325.7 Reconciliation of Net Income (Loss) to Adjusted EBITDA (Loss) (Unaudited) Twelve Months Ended December 31, Source (in millions) 2022 (Estimated) 2021 (Actual) Net income (loss) $(210.0)-$(190.0) $230.9 Adjustments: - - + Depreciation & amortization 143.0 123.8 COGS, SG&A, R&D + Income taxes (14.0) 83.5 Income Taxes + Total interest expense, net 34.0 33.9 Other Expense + Impairments - 41.7 R&D + Purchase accounting inventory step up 54.0 - + Changes in fair value of contingent consideration 3.0 2.9 COGS + Acquisition-related costs (transaction & integration) 2.0 0.9 SG&A + Other 8.0 - Total adjustments 230.0 $286.7 Adjusted EBITDA $20.0-$40.0 $517.6 Reconciliation of the 2022 Estimated Midpoint of Total Revenues, Adjusted EBITDA and Adjusted Net Income (Loss) and the Dollar Changes as compared to 2021 Actual (Unaudited)

EMERGENT™

(in millions)			
Twelve Months Ended December 31,	Total Revenues	Adjusted EBITDA	Adjusted Net Income (Loss)
2022 (Estimated) Range	$1,100.0-$1,120.0	$20.0-$40.0	$(90.0)-$(70.0)
2022 (Estimated) Midpoint of Range	$1,110.0	$30.0	$(80.0)
2021 (Actual)	$1,792.7	$517.6	$325.7
Increase (decrease) at Midpoint of Range ($)	$(682.7)	$(487.6)	$(405.7)
Percentage increase (decrease) at Midpoint of Range	(38.1)%	(94.2)%	N/A

About Emergent BioSolutions

At Emergent, our mission is to protect and enhance life. For over 20 years, we've been at work defending people from things we hope will never happen—so we are prepared just in case they ever do. We provide solutions for complex and urgent public health threats through a portfolio of vaccines and therapeutics that we develop and manufacture for governments and consumers. We also offer a range of integrated contract development and manufacturing services for pharmaceutical and biotechnology customers. To learn more about how we plan to protect or enhance 1 billion lives by 2030, visit our website and follow us on LinkedIn, **Twitter** and Instagram.

SAFE HARBOR STATEMENT

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding the future performance of the Company or our business strategy, future operations, future financial position, future revenues and earnings, projected costs, including estimated costs under the strategic reorganization, prospects, plans and objectives of management and the ongoing impact of the COVID-19 pandemic are forward-looking statements. We generally identify forward-looking statements by using words like "anticipate," "believe," "continue," "estimate," "expect," "forecast," "intend," "may," "plan," "should," "will," and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. Forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Readers should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are therefore cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including, among others, the availability of U.S. Government (“USG”) funding for contracts related to procurement of our medical countermeasures, including AV7909 (Anthrax Vaccine Adsorbed (AVA), Adjuvanted), BioThrax® (Anthrax Vaccine Adsorbed) and ACAM2000®, (Smallpox (Vaccinia) Vaccine, Live), among others, as well as contracts related to development of medical countermeasures; our ability to meet our commitments to quality and compliance in all of our manufacturing operations; the impact of the generic marketplace on NARCAN® (naloxone HCI) Nasal Spray and future NARCAN sales; our ability to perform under our contracts with the USG, including the timing of and specifications relating to deliveries; our ability to provide CDMO services for the development and/or manufacture of product and/or product candidates of our customers at required levels and on required timelines; our ability to obtain and maintain regulatory approvals for our product candidates and the timing of any such approvals; the ability of our contractors and suppliers to maintain compliance with current good manufacturing practices and other regulatory obligations; our ability to negotiate additional USG procurement or follow-on contracts for our Public Health Threat products that have expired or will be expiring; our ability to negotiate new CDMO contracts and the negotiation of further commitments related to the collaboration and deployment of capacity toward future commercial manufacturing under our existing CDMO contracts; our ability to collect reimbursement for raw materials and payment of services fees from Janssen Pharmaceuticals, Inc. or other CDMO customers; the outcomes associated with pending shareholder litigation and government investigations; our ability to comply with the operating and financial covenants required by our senior secured credit facilities and our 3.875% Senior Unsecured Notes due 2028; the procurement of products by USG entities under regulatory exemptions prior to approval by the U.S. Food and Drug Administration and corresponding procurement by government entities outside of the United States under regulatory exemptions prior to approval by the corresponding regulatory authorities in the applicable country; the extent of any ongoing impact of the COVID-19 pandemic on our supply chains and potential future impact thereof on our markets, operations and employees as well as those of our customers and suppliers; the impact on our revenues from and duration of declines in sales of our vaccine products that target travelers due to the reduction of international travel caused by the COVID- 19 pandemic; our ability to identify and acquire companies, businesses, products or product candidates that satisfy our selection criteria, contribute to our overall business strategy, and align with our underlying assumptions that formed the basis of acquisition; our ability to commercialize, market and manufacture new product candidates successfully; and the accuracy of our estimates regarding future revenues, expenses, capital requirements and needs for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. When evaluating our forward-looking statements, you should consider this cautionary statement along with the risks identified in our reports filed with the SEC. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Emergent BioSolutions Contacts: Media: Matt Hartwig Senior Director, Media Relations 240-760-0551 mediarelations@ebsi.com Investors: Robert G. Burrows Vice President, Investor Relations 240-631-3280 burrowsr@ebsi.com